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                                                                    EXHIBIT 10.3

                              PLX TECHNOLOGY, INC.

                            1999 STOCK INCENTIVE PLAN

        1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

               (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

               (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

               (d) "Award" means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

               (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

               (f) "Board" means the Board of Directors of the Company.

               (g) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Grantee's Continuous Service pursuant to (i) or (ii) above, the Administrator shall provide the Grantee with notice of the Company's or such Related Entity's intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company's or such Related


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Entity's satisfaction. During this 30 day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

               (h) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

                        (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                        (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

               (i) "Code" means the Internal Revenue Code of 1986, as amended.

               (j) "Committee" means any committee appointed by the Board to administer the Plan.

               (k) "Common Stock" means the common stock of the Company.

               (l) "Company" means PLX Technology, Inc., a Delaware corporation.

               (m) "Consultant" means any person (other than an Employee or, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

               (n) "Continuing Directors" means members of the Board who either
(i) have been Board members continuously for a period of at least thirty-six
(36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

               (o) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the



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Company or a Related Entity in any capacity of Employee, Director or Consultant
(except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

               (p) "Corporate Transaction" means any of the following transactions:

                        (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                        (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

                        (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                        (iv) an acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

               (q) "Director" means a member of the Board or the board of directors of any Related Entity.

               (r) "Disability" means that a Grantee would qualify for benefit payments under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy.

               (s) "Dividend Equivalent Right" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

               (t) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

               (u) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (v) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:



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                        (i) Where there exists a public market for the Common
Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                        (ii) In the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

               (w) "Grantee" means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

               (x) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               (y) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (z) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (aa) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

               (bb) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (cc) "Performance Shares" means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

               (dd) "Performance Units" means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

               (ee) "Plan" means this 1999 Stock Incentive Plan.

               (ff) "Registration Date" means the first to occur of (i) the closing of the first sale to the general public of (A) the Common Stock or (B) the same class of securities of a



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successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock, pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by, on or prior to the date of consummation of such Corporate Transaction, the Securities and Exchange Commission under the Securities Act of 1933, as amended.

               (gg) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

               (hh) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

               (ii) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

               (jj) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

               (kk) "Share" means a share of the Common Stock.

               (ll) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

               (mm) "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

        3.     Stock Subject to the Plan.

               (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 1,000,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

               (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in



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order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4. Administration of the Plan.

               (a) Plan Administrator.

                        (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                        (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

                        (iii) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

               (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                        (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

                        (ii) to determine whether and to what extent Awards are granted hereunder;

                        (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

                        (iv) to approve forms of Award Agreements for use under the Plan;



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                        (v) to determine the terms and conditions of any Award
granted hereunder;

                        (vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

                        (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

                        (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

                        (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

               (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

        5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

        6. Terms and Conditions of Awards.

               (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

               (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the


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extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

               (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

               (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

               (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

               (f) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

               (g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.



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               (h) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

               (i) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

               (j) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferable to the extent provided in the Award Agreement.

               (k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

        7. Award Exercise or Purchase Price, Consideration, Taxes and Reload Options.

               (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

                        (i) In the case of an Incentive Stock Option:

                                (A) granted to an Employee who, at the time of
the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                                (B) granted to any Employee other than an
Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.



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                        (ii) In the case of a Non-Qualified Stock Option, the
per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

                        (iii) In the case of other Awards, such price as is determined by the Administrator.

                        (iv) Notwithstanding the foregoing provisions of this
Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

               (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

                        (i) cash;

                        (ii) check;

                        (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

                        (iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

                        (v) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                        (vi) any combination of the foregoing methods of payment.

               (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the


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Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

               (d) Reload Options. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

        8. Exercise of Award.

               (a) Procedure for Exercise; Rights as a Stockholder.

                        (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

                        (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

               (b) Exercise of Award Following Termination of Continuous
Service.

                        (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

                        (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

                        (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a



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Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

               (c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

        9. Conditions Upon Issuance of Shares.

               (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

        10. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

        11. Corporate Transactions/Changes in Control/Related Entity Dispositions. Except as may be provided in an Award Agreement:

               (a) Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate if they are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

               (b) Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, the Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition shall terminate and each Award of such Grantee which is at the time outstanding under the Plan shall be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall be not to deemed to terminate if such Award is, in connection with the Related Entity Disposition, assumed by the successor entity or its parent.

        12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 16, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

        13. Amendment, Suspension or Termination of the Plan.

               (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

               (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

               (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

        14. Reservation of Shares.

               (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

               (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

        16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement-Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

        17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

                                                             EXHIBIT 10.3 PART 2

                              PLX TECHNOLOGY, INC.
                    1999 NON-EMPLOYEE DIRECTOR OPTION PROGRAM


                                    ARTICLE I
                    ESTABLISHMENT AND PURPOSE OF THE PROGRAM


1.01    ESTABLISHMENT OF PROGRAM

The PLX Technology, Inc. 1999 Non-Employee Director Option Program (the "Program") is adopted pursuant to the PLX Technology, Inc. 1999 Stock Incentive Plan (the "Plan") and, in addition to the terms and conditions set forth below, is subject to the provisions of the Plan.

1.02    PURPOSE OF PROGRAM

The purpose of the Program is to enhance the ability of the Company to attract and retain directors who are not Employees ("Non-Employee Directors") through a program of automatic Option grants.

1.03    EFFECTIVE DATE OF THE PROGRAM

The Program is effective as of the Registration Date.

                                   ARTICLE II
                                   DEFINITIONS


Capitalized terms in this Program, unless otherwise defined herein, have the meaning given to them in the Plan.



                                   ARTICLE III
                                  OPTION TERMS


3.01    DATE OF GRANT AND NUMBER OF SHARES

A Non-Qualified Stock Option to purchase 15,000 shares of Common Stock shall be granted ("Initial Grant") to each Non-Employee Director elected or appointed to the Board after the Registration Date upon the date each such Non-Employee Director first becomes a Non-Employee Director. In addition, immediately following each annual meeting of the Company's stockholders, commencing with the annual meeting of the

Company's stockholders in 2000, each Non-Employee Director who continues as a Non-Employee Director following such annual meeting shall be granted a Non-Qualified Stock Option to purchase 5,000 shares of Common Stock ("Subsequent Grant"); provided that no Subsequent Grant shall be made to any Non-Employee Director who has not served as a director of the Company, as of the time of such annual meeting, for at least eleven (11) months. Each such Subsequent Grant shall be made on the date of the annual stockholders' meeting in question.

3.02    VESTING

Each Option under the Program will be fully vested and exercisable as to all Shares subject to the Option on the date of grant.

3.03    EXERCISE PRICE

The exercise price per share of Common Stock of each Initial Grant and Subsequent Grant shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

3.04    OTHER TERMS

The Administrator shall determine the remaining terms and conditions of the Options awarded under the Program.

             FORM OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

                 PLX TECHNOLOGY, INC. 1999 STOCK INCENTIVE PLAN
              NOTICE OF IMMEDIATELY EXERCISABLE STOCK OPTION GRANT

        Optionee's Name and Address:        ____________________________________

                                            ____________________________________

                                            ____________________________________

        You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and the Option Agreement, as follows:

        Grant Number                        ____________________________________

        Date of Grant                       ____________________________________

        Vesting Commencement Date           ____________________________________

        Exercise Price per Share            $___________________________________

        Total Number of Shares Granted      ____________________________________

        Total Exercise Price                $___________________________________

        Type of Option:                     _______   Incentive Stock Option

                                            _______   Non-Qualified Stock Option

        Expiration Date:                    ____________________________________

Vesting Schedule:

        Subject to other limitations set forth in the Option Agreement, the Option may be exercised at any time from the date hereof.

        The Shares purchased hereunder are subject to a Repurchase Right, at the Exercise Price, in favor of the Company as described in Section 12 of the Option Agreement (the "Repurchase Right for Unvested Shares"). The Repurchase Right for Unvested Shares shall lapse at the rate of ____________________________________
such that no Shares shall be subject to the Repurchase Right for Unvested Shares _____________ after the Vesting Commencement Date, regardless of the date the Option or any portion is exercised. Shares that are no longer subject to the Repurchase Right for Unvested Shares are deemed to be "Vested Shares."

        During any authorized leave of absence, the vesting of the Shares as provided in this schedule shall cease after the leave of absence exceeds a period of ninety (90) days. Vesting of the Shares shall resume upon the Optionee's termination of the leave of absence and return to service with the Company or a Related Entity. In the event of the Optionee's change in status from Employee to Consultant, vesting of the Shares shall continue only to the extent determined by the Administrator as of such change in status.

Termination Period:

        Except in the event of termination of the Optionee's Continuous Status as an Employee, Director or Consultant for "Cause" (as defined below), the Option may be exercised on the date of termination within three (3) months from termination of the Optionee's Continuous Status as an Employee, Director or Consultant or such longer period as may be applicable upon death or disability of the Optionee as provided in the Option Agreement. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, the Option shall remain in effect; provided, however, that in the event of a change in status from Employee to Consultant, the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one day following such change in status. In no event shall the Option be exercised later than the Expiration Date as provided above.

        In the event of termination of the Optionee's Continuous Status as an Employee, Director or Consultant for "Cause," the Optionee's right to exercise the Option shall terminate concurrently with the termination of the Optionee's Continuous Status as an Employee, Director or Consultant.

Definition of "Cause":

        For purposes of the Option, termination of the Optionee's Continuous Status as an Employee, Director or Consultant shall be for "Cause" as such term is defined in the Optionee's employment agreement, or in the absence of such definition, then as in the opinion of the Company, the Optionee: (i) refuses or fails to act in accordance with any specific direction or order of the Company;
(ii) exhibits in regard to his employment unfitness or unavailability for service, or unsatisfactory performance, but not disability; (iii) acts in bad faith and to the detriment of the Company; (iv) exhibits dishonesty, intentional misconduct, or materially breaches any agreement with the Company or a Related Entity; or (v) commits a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to terminating the Optionee's Continuous Status as an Employee, Director or Consultant pursuant to (i) or (ii) above, the Company shall provide the Optionee with notice of the Company's intent to terminate, the Company's reason therefor, and an opportunity for the Optionee to cure such defects in his service to the Company's satisfaction. During this 30 day (or longer) period, the Optionee shall not be entitled to exercise the Option.

IN WITNESS WHEREOF, the Company and the Optionee have executed this Notice of Stock Option Grant and agree that the Option is to be governed by the terms and conditions of this Notice of Stock Option Grant, the Plan, and the Option Agreement.

                                            PLX Technology, Inc.,
                                            a California corporation

                                            By:  _______________________________

                                            Its: _______________________________

THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE OF STOCK OPTION GRANT, THE OPTION AGREEMENT, NOR IN THE COMPANY'S 1999 STOCK INCENTIVE PLAN, SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

        The Optionee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee has reviewed this Notice of Stock Option Grant, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice of Stock Option Grant and fully understands all provisions of this Notice of Stock Option Grant, the Plan, and the Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or Administrator upon any questions arising under this Notice of Stock Option Grant, the Plan, and the Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated in this Notice of Stock Option Grant.

Dated: ______________________            Signed: _______________________________
                                                 Optionee

                 PLX TECHNOLOGY, INC. 1999 STOCK INCENTIVE PLAN
                 IMMEDIATELY EXERCISABLE STOCK OPTION AGREEMENT

        1. Grant of Option. PLX Technology, Inc., a California corporation (the "Company"), hereby grants to the Optionee named in the Notice of Stock Option Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant (the "Notice"), at the exercise price per share set forth in the Notice (the "Exercise Price") subject to the terms, definitions and provisions of the Notice and the Company's 1999 Stock Incentive Plan (the "Plan") adopted by the Company, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

        If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of
Section 422(d) of the Code, the Option shall be treated as a Non-Qualified Stock Option.

        2. Exercise of Option.

               (a) Right to Exercise. The Option shall be exercisable immediately during its term as set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction, Change in Control or Related Entity Disposition. No partial exercise of the Option may be for less than the lesser of five percent (5%) of the total number of Shares subject to the Option or the remaining number of Shares subject to the Option. In no event shall the Company issue fractional Shares.

               (b) Method of Exercise. The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Administrator. Such Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

               No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

               (c) Taxes. No Shares will be issued to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

        3. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Optionee; provided, however, that such exercise method does not then violate an Applicable Law, and provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

               (a) cash;

               (b) check;

               (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

               (d) delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

        4. Restrictions on Exercise. The Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company. In addition, the Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

        5. Termination of Relationship. In the event the Optionee's Continuous Status as an Employee, Director or Consultant terminates, other than for Cause, the Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the Termination Period set out in the Notice. In the event of termination of the Optionee's Continuous Service for Cause, the Optionee's right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee's Continuous Service. Except as provided in Sections 6 and 7, below, to the extent that the Optionee was not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option within the Termination Period, the Option shall terminate.

        6. Disability of Optionee. In the event the Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of his or her disability, the Optionee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the Option to the extent otherwise entitled to exercise it on the

Termination Date; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one day following the Termination Date. To the extent that the Optionee was not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate.

        7. Death of Optionee. In the event of the Optionee's death, the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the Expiration Date), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death. To the extent that the Optionee was not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time specified herein, the Option shall terminate.

        8. Non-Transferability of Option. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

        9. Term of Option. The Option may be exercised no later than the Expiration Date set forth in the Notice.

        10. Company's Repurchase Right for Unvested Shares.

               (a) Grant of Repurchase Right. The Company is hereby granted the right (the "Repurchase Right for Unvested Shares"), exercisable at any time (i) during the ninety (90) day period following the Termination Date, (ii) during the ninety (90) day period following an exercise of the Option that occurs after the Termination Date, or (iii) during the sixty (60) day period immediately prior to a Corporate Transaction (the "Repurchase Period"), or the merger of the Company into or with a corporation that is a member of a "controlled group" (within the meaning of Section 267(f) of the Code) of which the Company is a member, to repurchase all (or at the discretion of the Company and with the consent of the Optionee, any portion) of the Unvested Shares.

               (b) Exercise of the Repurchase Right for Unvested Shares. The Repurchase Right for Unvested Shares shall be exercisable by written notice delivered to each Holder of the Shares prior to the expiration of the applicable Repurchase Period specified above. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Repurchase Period. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Holder in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from the Holder. Upon such payment or into escrow for the benefit of the Holder, the Company and/or its assigns shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares being repurchased, without further action by the Holder.

               (c) Assignment. Whenever the Company shall have the right to purchase Shares under this Repurchase Right for Unvested Shares, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company's Repurchase Right.

               (d) Termination of the Repurchase Right for Unvested Shares. The Repurchase Right for Unvested Shares shall terminate with respect to any Shares for which it is not timely exercised except as otherwise provided in Section 10(f) of this Agreement.

               (e) Additional Shares or Substituted Securities. In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class effected without the Company's receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right for Unvested Shares, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the price per share to be paid upon the exercise of the Repurchase Right for Unvested Shares in order to reflect the effect of any such transaction upon the Company's capital structure.

               (f) Corporate Transaction. Immediately prior to the consummation of a Corporate Transaction, the Repurchase Right for Unvested Shares to the extent it has not been exercised shall automatically lapse in its entirety, except to the extent the Repurchase Right for Unvested Shares is to be assigned to the successor corporation (or its parent company) in connection with such Corporate Transaction, the right shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares in consummation of the Corporate Transaction, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right for Unvested Shares to reflect the effect of the Corporate Transaction upon the Company's capital structure.

        11. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer referred to in the legends placed upon certificates evidencing ownership of the Shares, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

        12. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        13. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

               (a) Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

               (b) Exercise of Incentive Stock Option Following Disability. If the Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

               (c) Exercise of Non-Qualified Stock Option. There may be a regular federal income tax liability upon the exercise of a Non-Qualified Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from the Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (d) Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 28%. For Shares held more than 18 months, the maximum rate falls to 20%. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for at least one year after receipt of the Shares and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares also will be treated as long-term capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of within such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

        14. Special Tax Election.

               (a) Section 83 (b) Election For Exercise of Non-Qualified Stock Option. If the Shares are acquired hereunder pursuant to the exercise of a Non-Qualified Stock Option, as specified in the Notice, then the Optionee understands that under Code Section 83, the excess of the Fair Market Value of the Shares on the date any forfeiture restrictions applicable to the Shares lapse over the Exercise Price paid for the Shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Shares pursuant to the Repurchase Right for Unvested Shares provided under Section 10. The Optionee understands that he/she may elect under Code Section 83(b) to be taxed at the time the Shares are acquired hereunder, rather than when and as the Shares cease to be subject to the forfeiture restrictions. Such election (the "83(b) Election") must be filed with the Internal Revenue Service within thirty (30) days after the date Shares are acquired upon exercise of the Option. Even if the Fair Market Value of the Shares on the date the Option is exercised equals the Exercise Price paid (and thus no tax is payable), the 83(b) Election must be made to avoid adverse tax consequences in the future. THE FORM FOR MAKING THIS 83(b) ELECTION IS ATTACHED AS EXHIBIT B HERETO. THE OPTIONEE UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY THE OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

               (b) Conditional Section 83(b) Election For Exercise of Incentive Stock Option. If the Shares are acquired hereunder pursuant to the exercise of an Incentive Stock Option, as specified in Notice, then the following tax principles shall be applicable to the Shares:

                        (i) For regular tax purposes, no taxable income will be
               recognized at the time the Option is exercised.

                        (ii) The excess of (A) the Fair Market Value of the
               Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Shares lapse over (B) the Exercise Price paid for the Shares will be includible in Optionee's income for alternative minimum tax purposes.

                        (iii) If Optionee makes a disqualifying disposition of
               the Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (A) the Fair Market Value of the Shares on the date Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Shares lapse over (B) the Exercise Price paid for Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Shares are held prior to the disposition.

                        (iv) For purposes of the foregoing, the term "forfeiture
               restrictions" will include the right of the Company to repurchase the Shares pursuant to the Repurchase Right for Unvested Shares under Section 10. The term "disqualifying disposition" means any sale or other disposition(1) of the Shares within two (2) years after the Grant Date or within one (1) year after the exercise of the Option.

                        (v) In the absence of final Treasury Regulations
               relating to Incentive Stock Options, it is not certain whether the Optionee may, in connection with the exercise of the Option for any Shares at the time subject to forfeiture restrictions, file a protective 83(b) Election under Code Section 83(b) which would limit (A) Optionee's alternative minimum taxable income upon exercise and (B) Optionee's ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of Shares on the date the Option is exercised over the Exercise Price paid for the Shares. The appropriate form for making such a protective 83(b) Election is attached as Exhibit B and must be filed with the Internal Revenue Service within thirty (30) days after the date the Option is exercised. However, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election.

               (c) FILING RESPONSIBILITY. THE OPTIONEE ACKNOWLEDGES THAT IT IS THE OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY 83(b) ELECTION UNDER CODE SECTION 83(b), EVEN IF THE OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

        15. Entire Agreement; Governing Law. The Notice of Stock Option Grant, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. These agreements are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of these agreements be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        16. Headings. The captions used in the Notice of Stock Option Grant and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

--------

(1) Generally, a disposition of shares purchased under an Incentive Stock Option includes any transfer of legal title, including a transfer by sale, exchange, or gift, but does not include a transfer to the Optionee's spouse, transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

        17. Interpretation. Any dispute regarding the interpretation of the Notice of Stock Option Grant, the Plan, and this Option Agreement shall be submitted by the Optionee or by the Company forthwith to the Board or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Board or the Administrator shall be final and binding on all persons. `

                                    EXHIBIT A

                 PLX TECHNOLOGY, INC. 1999 STOCK INCENTIVE PLAN
                                 EXERCISE NOTICE

PLX Technology, Inc.
390 Potrero Avenue
Sunnyvale, CA 94086
Attention: Secretary

        1. Exercise of Option. Effective as of today, ______________, ________________ ________________, the undersigned (the "Optionee") hereby elects to exercise the Optionee's option to purchase ___________ shares of the Common Stock (the "Shares") of PLX Technology, Inc. (the "Company") under and pursuant to the Company's 1999 Stock Incentive Plan (the "Plan") and the [ ] Incentive [ ] Non-Qualified Immediately Exercisable Stock Option Agreement and Notice of Immediately Exercisable Stock Option Grant dated ______________, ________ (the "Option Agreement").

        2. Representations of the Optionee;. The Optionee acknowledges that the Optionee has received, read and understood the Notice of Stock Option Grant, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        3. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                        (i) The Optionee shall enjoy rights as a shareholder
               until such time as the Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Repurchase Right for Unvested Shares. Upon such exercise, the Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Option Agreement, and the Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

        4. Delivery of Payment. The Optionee herewith delivers to the Company the full Exercise Price for the Shares.

        5. Tax Consultation. The Optionee understands that the Optionee may suffer adverse tax consequences as a result of the Optionee's purchase or disposition of the Shares. The

Optionee represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice.

        6. Tax Election; Taxes. The Optionee shall provide the Company with a copy of any timely filed 83(b) Election relating to the purchase of the Shares. If the Optionee makes a timely 83(b) Election, the Optionee shall immediately pay the Company (or the Related Entity that employs the Optionee) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding obligations. If the Optionee does not make a timely 83(b) Election, the Optionee shall, either at the time that the restrictions lapse under the Option Agreement and the Plan or at the time withholding is otherwise required by Applicable Law, pay the Company (or the Related Entity that employs the Optionee) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding obligations. In addition, the Optionee agrees to satisfy all other applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Optionee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date the Shares were transferred to the Optionee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Optionee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

        7. Restrictive Legend. The Optionee understands and agrees that the Company shall cause the legend set forth below or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF REPURCHASE HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER SUCH TRANSFER RESTRICTIONS AND RIGHT OF REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.

        8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

        9. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

        10. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Optionee or by the Company forthwith to the Company's Board of Directors or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on all persons.

        11. Governing Law; Severability. This Exercise Notice shall be governed by and construed in accordance with the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

        13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

        14. Entire Agreement. The Notice of Stock Option Grant, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee.

Submitted by:                            Accepted by:

OPTIONEE:                                PLX TECHNOLOGY, INC.

                                         By:
                                              ----------------------------------
                                         Its:
----------------------------------            ----------------------------------
         (Signature)

Address:                                 Address:

                                         PLX Technology, Inc.
----------------------------------       390 Potrero Avenue
                                         Sunnyvale, CA 94086]
----------------------------------

                                    EXHIBIT B

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

               The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 19__ the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below:

                      1. The name, address, taxpayer identification number and taxable year of the undersigned are:

                               TAXPAYER'S NAME  ________________________________
                                 SPOUSE'S NAME  ________________________________

               TAXPAYER'S SOCIAL SECURITY NO.:  ________________________________
                 SPOUSE'S SOCIAL SECURITY NO.:  ________________________________

                                 TAXABLE YEAR: Calendar Year 19__

                                      ADDRESS:  ________________________________
                                                ________________________________

                      2. The property which is the subject of this election is __________ shares of common stock of ______________________.

                      3. The property was transferred to the undersigned on ____________, 19__.

                      4. The property is subject to the following restrictions:
        The right of the Company to repurchase the shares, or a portion thereof, at the purchase price of the shares. The rights lapses as to a portion of the shares per month according to a vesting schedule, based upon continued service to the Company.

                      5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is: $_______ per share x ________ shares = $___________.

                      6. The undersigned paid $______ per share x _________ shares for the property transferred or a total of $______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

               The undersigned will file this election with the Internal Revenue Service office to which he or she files his annual income tax return not later than 30 days after the date of transfer of the property. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred.

Dated: __________________________      _________________________________________
                                                       Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: __________________________      _________________________________________
                                                   Spouse of Taxpayer

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the "Code"). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

        1. The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Code.

        2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of
Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.

THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION.


                                       2